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                                                                    EXHIBIT 23.1




CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Trust's previously filed Registration Statement File Nos. 33-91366, 33-92490, 333-31421, 333-38515,
333-26597, 333-74917, 333-75893, 333-79813, 333-69001, 333-86081, 333-46700,
333-46698, 333-43546, 333-43544, 333-36578, 333-04961, 333-60374, 333-63992,
333-70274, 333-95737, and 333-75722.





ARTHUR ANDERSEN LLP

Chicago, Illinois
April 3, 2002